Exhibit 10.65

[***]Certain information in this document has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

EXHIBIT B-2
REDACTED WEX AMENDMENT

WEX MERCHANT ACCEPTANCE AGREEMENT
Amendment #1
This Amendment Number 1 (this "Amendment") is made to the WEX Merchant Acceptance Agreement dated November 5, 2016, by and between TA Operating LLC ("MERCHANT"), a Delaware limited liability company with its principal place of business at 24601 Center Ridge Road, Westlake, OH 44145, and WEX INC., a Delaware corporation with its principal place of business at 97 Darling Avenue, South Portland, Maine 04106, ("WEX") as follows:

1.	The table set forth on Exhibit B, WEX Fees and Settlement ( the first table directly below Paragraph C) is deleted in its entirety and replaced with the following:

Program	Card	Transaction Type	WEX Fee	Settlement Date from the Posting Date (see example payment schedule attached as Exhibit B-2)
[***]	[***]	[***]	[***]	[***] business day ACH
	[***]	[***]	[***]	[***] business day ACH
		[***]	[***]	[***] business day ACH
		[***]	[***]	[***] business day ACH
[***]	[***]	[***]	[***]	[***] business day ACH
	[***]	[***]	[***]	[***] business day ACH
2.    All other terms and conditions of the Agreement remain in full force and effect.
NOW THEREFORE, the parties hereto, each acting under due and proper authority, have caused this Amendment to be executed as of the day and year set forth below.

WEX INC.	TA Operating LLC

By: Brian Fournier	By: Mark R.Young
Title: V.P. Merchant	Title: Executive Vice President & General Counsel
Signed: /s/ Brian Fournier	Signed: /s/ Mark R. Young
Date: 1/4/17	Date: 1/6/17